	STATEMENT TO NOTEHOLDERS

	Household Home Equity Loan Trust 2003-2

	Payment Number	4
	Beginning Date of Collection Period	1-Mar-04
	End Date of Collection Period	31-Mar-04
	Payment Date	20-Apr-04
	Previous Payment Date	22-Mar-04

	Funds Disbursement
	Collected Funds	50,249,590.13
	Available Payment Amount	49,931,414.45
	Principal Collections	44,973,609.70
	Interest Collections (net of servicing fee)	4,957,804.75
	Net of principal recoveries	4,957,804.75
	Principal recoveries	-
	Servicing fee	318,175.68
	Skip-A-Pay Advance	0.00
	Skip-A-Pay Reimbursement Amount	0.00

	Disbursements	50,249,590.13

	Interest Paid to Notes	767,804.84
	Principal Paid to Notes	49,163,609.61
	Transferor - pursuant to Section 5.01 (a) (xii)	-
	Servicing Fee	318,175.68

	Pool Balance
	Beginning Pool Balance	763,621,636.90
	Principal Collections (including repurchases)	44,973,609.70
	Additional Principal Reduction Amount	16,122.83
	Ending Pool Balance	718,631,904.37

	Collateral Performance
	Cash yield (% of beginning balance, annualized)	8.29%
	Loss rate (net of principal recoveries; % of beginning balance)	0.03%
	Net yield	8.27%
	Realized Losses	16,122.83
	Cumulative Realized Losses	16,122.83
	Cumulative Loss Percentage	0.00%
	Delinquent Loans:
	One payment principal balance of loans	2,925,667.89
	One payment number of loans	26
	Two payments principal balance of loans	1,133,221.69
	Two payments number of loans	10
	Three-payments plus principal balance of loans	428,751.01
	Three-payments plus number of loans	6
	Two Payment-Plus Delinquency Percentage (for related Collection Period)
	Two Payment-Plus Rolling Average (for such Payment Date)	0.09%

	Home Equity Loan Detail
	Number of loans purchased or susbstituted pursuant to Section 2.02	-
	Principal balance of loans purchased or susbstituted pursuant to Section 2.02
	Number of loans purchased or susbstituted pursuant to Section 2.04	-
	Principal balance of loans purchased or susbstituted pursuant to Section 2.04
	Number of loans purchased or susbstituted pursuant to Section 3.01	-
	Principal balance of loans purchased or susbstituted pursuant to Section 3.01
	Substitution Adjustment Amounts	-

	Number outstanding beginning of period	6,569
	Number outstanding end of period	6,254
	Principal balance of all REO as of the end of the Collection Period	-
	Number of loans that went into REO during the Collection Period	-
	Principal balance of loans that went into REO during the Collection Period

	Overcollateralization
	Begin OC Amount	111,321,117.73
	OC Release Amount	0.00
	Extra Principal Payment	4,173,877.08
	End OC Amount	115,494,994.81

	Target OC Amount	140,182,500.92
	Interim OC Amount	111,321,117.73
	Interim OC Deficiency	28,861,383.19

	Monthly Excess Cashflow	4,173,877.08
	Principal Payment Amount	44,973,609.70
	Principal Collections	44,973,609.70
	OC Release Amount	-

	Other
	Stepdown	No
	Trigger Event	No
	Master Servicer Termination Event	No
	Event of Default	No
	Total Note Principal Amount divided by Total Original Note Principal Amount

	Interest Calculations
	1 month LIBOR	1.09000%
	Class A Formula Rate (1-mo. Libor plus 33 bps)	1.42000%
	Class A Note Rate	1.42000%
	Class M Formula Rate (1-mo. Libor plus 58 bps)	1.67000%
	Class M Note Rate	1.67000%
	Available Funds Cap	9.69197%

	Class A Noteholder's Statement
	A. Information on Payments
	1. Total Payments per $1,000	67.767805
	2. Principal Payment per $1,000	66.754666
	3. Interest Payment per $1,000	1.013140

	B. Calculation of Class A Interest Due & Paid
	1. Class A Note Rate	1.42000%
	2. Days in Accrual Period	29

	3. Class A Interest Due	623,212.76
	4. Class A Interest Paid	623,212.76
	5. Class A Supplemental Interest Amount Paid	0.00

	6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
	7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class A Principal Due & Paid
	1. Class A Note Principal Amount, BOP	544,819,314.47
	2. Class A Principal Due	41,062,797.43
	3. Class A Principal Paid	41,062,797.43
	4. Class A Principal Carry Forward Amount Paid	0.00
	5. Class A unpaid Principal Carry Forward Amount	0.00
	6. Class A Note Principal Amount, EOP	503,756,517.04

	7. Class A Note Principal Amount as a % of Original Class A Note Principal Amount, EOP
	8. Class A Note Principal Amount as a % of the Pool Balance, EOP	0.7009938

	Class M Noteholder's Statement
	A. Information on Payments
	1. Total Payments per $1,000	67.946175
	2. Principal Payment per $1,000	66.754666
	3. Interest Payment per $1,000	1.191510

	B. Calculation of Class M Interest Due & Paid
	1. Class M Note Rate	1.67000%
	2. Days in Accrual Period	29

	3. Class M Interest Due	144,592.08
	4. Class M Interest Paid	144,592.08
	5. Class M Supplemental Interest Amount Paid	0.00

	6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
	7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class M Principal Due & Paid
	1. Class M Note Principal Amount, BOP	107,481,204.70
	2. Class M Principal Due	8,100,812.18
	3. Class M Principal Paid	8,100,812.18
	4. Class M Principal Carry Forward Amount Paid	0.00
	5. Class M Unpaid Principal Carry Forward Amount	0.00
	6. Class M Note Principal Amount, EOP	99,380,392.52

	7. Class M Note Principal Amount as a % of Original Class M Note Principal Amount, EOP
	8. Class M Note Principal Amount as a % of the Pool Balance, EOP	0.1382911

	HOUSEHOLD FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 2003-2

The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the "Master Servicer"), pursuant to a Sales and Servicing Agreement dated as of December 18, 2003 (the "Sales and Servicing Agreement"), by and among
HFC Revolving Corporation, as Depositor, the Master Servicer, JPMorgan Chase Bank,
as Trustee, and Household Home Equity Loan Trust 2003-2, the Trust, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Servicing Certificate shall have the respective
	meanings set forth in the Sales and Servicing Agreement.

2	Household Finance Corporation is, as of the date hereof, the Master
	Servicer under the Sales and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Payment Date occurring on April 20, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the Master
	Servicer has performed in all material respects all its obligations under the
	Sales and Servicing Agreement through the Collection Period preceding such
	Payment Date and that, except as my be noted on the Servicing Certificate
	related to a Trigger Event, no Master Servicer Termination has occurred
	since the prior Determination Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 17th day of April, 2004.

HOUSEHOLD FINANCE CORPORATION
as Master Servicer

By: /s/ Steven H. Smith
Title: Servicing Officer